UNANIMOUS WRITTEN CONSENT OF DIRECTORS OF
ADM Endeavors, Inc.

Pursuant to the authority granted to directors to take action by unanimous written consent pursuant to Nevada Revised Statues, the Board of Directors (the "Directors") of ADM Endeavors, Inc., a Nevada corporation (the "Corporation"), do hereby consent to, adapt, ratify, confirm, and approve, as of January 9, 2020, the following recitals and resolutions, as evidenced by their signatures hereunder:

WHEREAS, effective immediately, the Board of Directors believes it is in the Company's best interests, to accept the resignations of Ardell D. Mees, who shall resign as CEO, CFO, Asst. Sec. and a Director of the Corporation and, Andreana McKelvey, who shall resign as a Director of the Corporation.

RESIGNATION AND APPOINTMENT OF OFFICERS AND DIRECTORS

WHEREAS, effective immediately, Ardell D. Mees shall resign as a Director of the Corporation (the "Director Resignations").

WHEREAS, effective immediately, Ardell D. Mees shall resign as CEO, CFO and Assistant Secretary of the Corporation (the "Officer Resignations").

WHEREAS, effective immediately, Andreana McKelvey shall resign as a Director of the Corporation (the "Director Resignations").

WHEREAS, effective immediately, Marc Johnson shall resign as COO and Secretary of the Corporation (the "Officer Resignations").

WHEREAS, effective immediately, Marc Johnson shall be appointed Chaiman of the Board of Directors of the Corporation (the "Director Appointments").

WHEREAS, effective immediately, Sarah Nelson shall be appointed a Director of the Corporation (the "Director Appointments").

WHEREAS, effective immediately, simultaneously with the Officer Resignations, Marc Johnson shall be appointed CEO (the "Officer Appointee"), of the Corporation (the "Officer Appointments").

WHEREAS, effective immediately, simultaneously with the Officer Resignations, Sarah Nelson shall be appointed COO and Secretary (the "Officer Appointee"), of the Corporation (the "Officer Appointments").

WHEREAS, effective immediately, simultaneously with the Officer Resignations, Motasem Khanfur shall be appointed CFO (the "Officer Appointee"), of the Corporation (the "Officer Appointments").

WHEREAS, the Directors desire and believe it is in the best interest of the Corporation to authorize and approve the Director Resignations, Director appointments, Officer Resignations, and Officer Appointments as set forth herein;

NOW, THEREFORE, BE IT RESOLVED, THAT the Director Resignations, Director Appointments, Officer Resignations, and Officer Appointments as set forth herein are authorized and approved.

IN WITNESS WHEREOF, the undersigned have set forth their hand as of the January 9, 2020 (signatures acceptable in counterparts).

Marc Johnson
Accepting position of
CEO, Chairman of the Board

Marc Johnson
Resigning positions of
COO and Secretary

Sarah Nelson
Accepting positions of
COO, Secretary and Director

Ardell D. Mees
Resigning all positions

Motasem Khanfur
Accepting position of
CFO

Andreana McKelvey
Resigning all positions